UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report August 2, 2005


                         Monet Entertainment Group Ltd.
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             (Exact name of registrant as specified in its chapter)


         Colorado                        0-27609                  84-1391993
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


222 Milwaukee Street, Suite 304, Denver, Colorado                80206
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (303) 329-3479
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          (Former name or former address, if changed since last report)





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Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review

On or about January 17, 2005 the board of directors concluded that the previously issued financial statements for the fiscal years ended December 31, 2002 and 2003 should no longer be relied upon.

The board reached this conclusion upon learning that its previous independent public accountant was not a member of the Public Company Accountants Oversight Board. As a result the registrant dismissed Story & Company P.C., as its independent public accountant and retained Cordovano and Honeck, LLP, Certified Public Accountants as its independent public accountant.

Upon discussion with its new certified public accountants, the board determined that there should be a restatement of 2002 general and administrative expenses which had been understated by $1,590. The Registrant retroactively restated general and administrative expenses in 2002 and restated 2003 beginning retained earnings by the same amount. Amended Annual Reports on Form 10KSB for the fiscal years ended December 31, 2002 and 2003 were filed on January 24, 2005 and January 28, 2005.

Also upon discussion with its new certified public accountants, on or about March 1, 2005, the board determined the 2002 financial statements should be restated a second time to record a related party capital contribution of $25,123. On March 4, 2005, the Annual Report on Form 10KSB for the fiscal year ended December 31, 2002 was amended a second time.

On or about July 22, 2005 the board of directors concluded that the previously issued financial statements for the fiscal year ended December 31, 2004 should no longer be relied upon. The board of directors reached this conclusion as a result of a routine regulatory review of its financial statements by the Securities and Exchange Commission. The Company has revised the financial statements to present the Company as a development stage enterprise in accordance with the standards of financial and reporting that apply to development stage enterprises.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MONET ENTERTAINMENT GROUP LTD.
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                                            (Registrant)

                                            /s/ Stephen D. Replin
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                                            (Signature) Stephen D. Replin,
                                            President

Date August 2, 2005